SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 20, 2015

Commission File Number 333-193565

Greenpro Capital Corp.

(Exact name of registrant issuer as specified in its charter)

Nevada	98-1146821
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 2201, 22/F., Malaysia Building,
50 Gloucester Road, Wanchai, Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On October 19, 2015, Greenpro Capital Corp. (the “ Company”) completed the issuance and sale of an aggregate of 96,270 shares at a price of $1.50 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to certain investors(the “Investors”) , pursuant to a Subscription Agreement dated as of October 19, 2015 between the Company and each Investor. The $144,405 in proceeds went directly to the Company.

The shares sold in the private placement were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The bases for the availability of this exemption include the facts that the issuance was a private transaction which did not involve a public offering and the shares were offered and sold to a limited number of investors.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 18, 2015, the Board of Directors (the “Board”) of Greenpro Capital Corp. (the “Company”) appointed Mr. Thanawat Lertwattanarak and Ms. Srirat Chuchottaworn to the Board.

The biography for the new directors of the Company is set forth below:

THANAWAT LERTWATTANARAK serves as a Director in the Company. Mr. Lertwattanarak is a Founding Partner of I AM Group. He has more than 20 years experiences in business consultant and project management with track record of complicated SAP and non-SAP projects in Thailand. He has extensive experience in sales management projects, resources, and companies. He obtained a Bachelor of Science in Applied Mathematics and Computer Science from the King Mongkut’s Institute of Technology, Bachelor of Industrial Engineering from the University of Tennessee, and Master of Science in Manufacturing Engineering from the University of Tennessee.

SRIRAT CHUCHOTTAWORN serves as a Director in the Company. Ms. Chuchottaworn is a Founding Partner of I AM Group with more than 20 years in the IT and consulting business. In 1997, she has become an SAP consultant for finance and controlling (FI/CO) and holding certificate of FI/CO since then. She is an experienced project manager and holds multiple SAP certifications. She obtained a Bachelor Degree in Engineer from the King Monkut’s Institute of Technology Ladkrabang and Master of Science in Information Technology from the Chulalongkorn University.

On October 18, 2015, the Company issued a press release announcing the appointment of Mr. Lertwattanarak and Ms. Chuchottaworn to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement dated as of October 19, 2015
99.1	Press Release of Greenpro Capital Corp. dated as of October 18, 2015, announcing the appointment of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: 20 OCT 2015
	By:	/s/ Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer)

Date: 20 OCT 2015
	By:	/s/ Loke Che Chan, Gilbert
	Title:	Chief Financial Officer, Secretary, Treasurer, Director (Principal Financial Officer)